                                                                  Exhibits 10.15
COMMERCIAL INSTALLMENT NOTE                 FOR BANK USE ONLY
                                            Borrower Name: TEAM SCANDIA, INC.
                                            Borrower #
                                            Obligation #
                                            Office: 101 W. Washington St.
Amount:             City, State:            Date:
$719,732.80         Indianapolis, IN        November 19, 1998


FOR VALUE RECEIVED, the undersigned promises to pay to the order of NATIONAL CITY BANK OF INDIANA ("Bank"), which has its principal place of business at One National City Center, Indianapolis, Indiana 46255, Seven Hundred Nineteen Thousand Seven Hundred Thirty-Two and 80/100 Dollars ($719,732.80) in lawful money of the United States together with interest, in eighteen (18) consecutive monthly installments of principal, each in the amount of Forty Thousand and No/100 Dollars ($40,000.00) (except for the final installment) plus accrued interest, commencing on December 16, 1998 and continuing on the same day of each month thereafter until May 16, 2000, when a final payment of the total outstanding balance of unpaid principal, and interest shall become due and payable.

This Note refinances the principal balance of and replaces a Commercial Note in the principal amount of One Million One Hundred Fifty-Four Thousand Two Hundred Fifty and No/100 Dollars ($1,154,250.00), dated October 28, 1996 and a Commercial Note in the principal amount of Nine Hundred Twenty-Nine Thousand Two Hundred Fifty and No/100 Dollars ($929,250.00), dated March 11, 1997. This
Note is secured pursuant to the terms of a Security Agreement, dated October 28, 1996, a Security Agreement, dated March 11, 1997, and a Cash Collateral Account Assignment, of even date herewith, under which Dominion Income Management Corp. has pledged to Bank a $720,000 Certificate of Deposit (the "CD").

Prior to maturity, principal and any overdue interest shall bear interest computed daily (on the basis of a 360-day year and actual days elapsed) at a fixed rate which is equal to six and 35/100 percent (6.35%). The interest rate of this Note will be adjusted by Bank on each date that Borrower's CD is renewed at a fixed rate which is equal to two percent (2%) above the then effective CD rate.

Concurrently with any prepayment of the principal of this note, Borrower shall pay the unpaid interest accrued on the principal being prepaid, and each prepayment shall be applied to the outstanding installments of this note in the inverse order of their respective due dates.

If Borrower fails to pay an installment in full within ten (10) days after its due date, Borrower, in each case, will incur and shall pay a late fee equal to the greater of twenty dollars ($20.00) or five percent (5%) of the unpaid amount. The payment of a late charge will not cure or constitute a waiver of any Event of Default under this note.

Except as otherwise agreed in writing, payments will be applied first to installments in the order of their respective due dates and then to late charges in the order of their respective due dates; provided, however, that if a payment so applied would pay the principal of this note in full, but leave late charges outstanding, such payment will instead be applied to late charges prior to being applied to the principal portion of the final installment. Each payment of an installment shall be applied first to accrued but unpaid interest and then to principal.

In its discretion, Bank may, from time to time, unilaterally change any provision for the application of payments and installments by mailing a written notice to Borrower of the change. The notice shall be mailed to the address indicated herein or such other address that Borrower may furnish in writing to an appropriate officer of Bank and shall be mailed not less than fifteen (15) days prior to the effective date of such change.

If this note is not paid in full at maturity (whether by lapse of time, acceleration of maturity or otherwise); the interest rate otherwise in effect hereunder shall be increased by three percent (3%) per annum, provided that in no event shall the principal of and interest on this note bear interest after maturity at a rate less than the interest rate actually in effect hereunder immediately after maturity.

The occurrence of any of the following shall constitute an EVENT OF DEFAULT hereunder; (a) Borrower's Bank Debt or any part thereof shall not be paid in full promptly when due (whether by lapse of time, acceleration of maturity or otherwise); (b) any Obligor shall die or be dissolved; (c) any representation or warranty made by an Obligor in this note or any Related Writing shall be false or erroneous in any material respect; (d) any Obligor shall fail or omit to perform or observe any agreement made by that Obligor in this note or any Related Writing; (e) a judgment shall be entered against any Obligor in any court of record; (f) any deposit account of any Obligor is attached or levied upon; (g) any voluntary petition by or involuntary petition against any Obligor shall be filed pursuant to any chapter of any bankruptcy code or any Obligor shall make an assignment for the benefit of creditors, or there shall be any other marshalling of the assets and liabilities of any Obligor for the benefit of the Obligor's creditors; (h) any Obligor enters into any merger or consolidation or sells, leases or otherwise disposes of all or substantially all of such Obligor's assets in any manner other than in the ordinary course of business; or (i) any Obligor's Bank Debt or any part thereof shall not be paid in full immediately when due (whether by lapse of time, acceleration of maturity or otherwise). Upon the occurrence of an Event of Default, the holder of this note may, in its sole discretion, declare this note to be due and payable, and the principal of and interest on this note shall thereupon become immediately payable in full, without any presentment, demand or notice of any kind, which Borrower hereby waives. Borrower will pay to Bank all costs and expenses of collection of this note, including, without limitation attorneys' fees.

In this note, (a) BANK DEBT means Debt payable to Bank, whether initially payable to Bank or acquired by Bank by purchase, pledge or otherwise and whether assigned to or participated to or from Bank in whole or in part; (b) BUSINESS DAY means a day on which Bank's main office is open to the public for carrying on substantially all of its banking functions, but shall not include Saturdays, Sundays or legal holidays; (c) DEBT means, collectively, all monetary liabilities, and any charges or expenses incurred in connection therewith, now or hereafter owing by the Person or Persons in question, including, without limitation, every such liability whether owing by such Person or one (1) of such Persons alone or jointly, severally or jointly and severally, whether owing absolutely or contingently, or directly or indirectly, and whether created by loan, overdraft, guaranty or other contract or by quasi-contract, tort, statute or other operation of law; (d) OBLIGOR means any

Person who is or shall become obligated or whose property is or shall serve as collateral for the payment Borrower's Bank Debt or any part thereof in any manner and, in addition to Borrower, includes, without limitation, any maker, endorser, guarantor, subordinating creditor, assignor, pledgor, mortgagor or hypothecator of property; (e) PERSON means a natural person or entity of any kind, including, without limitation, any corporation, partnership, trust, governmental body or any other form or kind of entity; (f) PRIME RATE means the fluctuating rate of interest which is publicly announced from time to time by Bank at its principal place of business as being its "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately and without notice changing the fluctuating interest rate thereafter applicable hereunder, it being agreed that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating rate loans; (g) REINVESTMENT RATE means a rate of interest equal to the "bond equivalent yield" for the most actively traded issues of U.S. Treasury Bills, U.S. Treasury Notes or U.S. Treasury Bonds for a term similar to the period from the date of prepayment to the due date of the final installment of this note and in a principal amount comparable to the principal amount being prepaid, all as reasonably determined by Bank; and (h) RELATED WRITING means a writing of any form or substance signed by any Obligor (whether as principal or agent) or by any attorney, accountant or other representative of any Obligor and received by Bank in respect of Borrower's Bank Debt or any part thereof, including, without limitation, any credit application, credit agreement, reimbursement agreement, financial statement, promissory note, guaranty, indenture, mortgage, security agreement, authorization, subordination agreement, certificate, opinion or any similar writing, but shall not include any commitment letter issued by Bank, without regard to whether Borrower or any other Person signed or acknowledged receipt thereof; and.

Borrower hereby authorizes Bank to share all credit and financial information relating to Borrower, with Bank's parent company, and with any subsidiary or affiliate company of Bank or of Bank's parent company.

In no event shall the interest rate in effect on this note exceed the maximum rate permissible under the law governing this note.

If Borrower consists of more than one Person, Borrower shall be jointly and severally liable on this note.

Any holder's delay or omission in the exercise of any right under this note shall not operate as a waiver of that right or of any other right under this note.

If any provision of this note is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that determination shall not affect any other provision of this note, and each such other provision shall be construed and enforced as if the invalid, illegal or unenforceable provision were not contained herein.

This note and the Related Writings set forth the entire agreement between the parties regarding the transactions contemplated hereby, and supersede all prior agreements, commitments, discussions, representations and understandings, whether written or oral, and any and all contemporaneous oral agreements, commitments, discussions, representations and understandings between the parties relating to the subject matter hereof.

No amendment, modification or supplement to this note or any Related Writing shall be binding unless executed in writing by all parties thereto, and this provision shall not be subject to waiver by any party and shall be strictly enforced.

This note shall be governed by the internal laws of the State of Indiana without regard to conflict of laws provisions.

IN ORDER TO AVOID DELAYS AND MINIMIZE EXPENSE, BANK, BY ITS ACCEPTANCE OF THIS NOTE, AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY RELATED WRITING OR ANY AMENDMENT THERETO, WHETHER NOW EXISTING OR HEREINAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND A COPY OF THIS NOTE MAY BE FILED WITH ANY COURT AS EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                                             "BORROWER"
Address: 15302 25th Drive SE                 TEAM SCANDIA, INC.
         Mill Creek, Washington 98012        an Delaware corporation
Telephone #: (425) 742-2276                  By: /s/ Andrew L. Evans
                                                _______________________
                                                Andrew L. Evans
IN #: 35-1979074                                Chief Executive Officer


State of Washington
                   SS:
County of Snohomish

          Before me, the undersigned, a Notary Public, in and for said County and State, this 19th day of November, 1998, personally appeared Andrew L.
Evans, as Chief Executive Officer, of TEAM SCANDIA, INC., a Delaware corporation, and acknowledged the execution of the foregoing Commercial Installment Note to be his voluntary act and deed on behalf of said corporation.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal.

My commission expires:                            /s/ Maryjane Miller
2-28-2001                                         ____________________
                                                  Notary Public
_____________________
Residing in said county:                          /s/ Maryjane Miller
Snohomish                                         ____________________
                                                  Printed Name
______________________

                                                            [NOTARY PUBLIC SEAL]

                           CONFIRMATION OF GUARANTOR
                           -------------------------

     COMES NOW, ANDREW L. EVANS, as a Guarantor of the indebtedness of TEAM SCANDIA, INC., to NATIONAL CITY BANK OF INDIANA, pursuant to the terms of his Continuing Guaranty, dated March 10, 1997, and hereby acknowledges this Note and confirms that his Guaranty is valid and binding and continuing in full force and effect.

     CONFIRMED this 19 day of November, 1998.


                                        "GUARANTOR"

                                        /s/ Andrew L. Evans
                                        ----------------------------------
                                        Andrew L. Evans

                           CASH COLLATERAL ASSIGNMENT
                           --------------------------

     In consideration of credit which NATIONAL CITY BANK OF INDIANA, a national banking association ("Bank") has extended or may from time to time extend to TEAM SCANDIA, INC., a Delaware corporation ("Team Scandia"), and for other good and valuable consideration the sufficiency of which is hereby acknowledged, DOMINION INCOME MANAGEMENT CORP., a Washington (hereinafter referred to as "Assignor"), Assignor hereby assigns to Bank, its successors and assigns, all the right, title and interest in and to the following certificate of deposit (the "CD"), together with all sums now or hereafter payable under the terms thereof:

                                                  DEPOSITORY
          TITLE                    ACCOUNT NO.    INSTITUTION
          -----                    -----------    -----------

     NATIONAL CITY BANK            #6031042947    NATIONAL CITY BANK OF
     OF INDIANA, for Dominion                     INDIANA
     Income Management Corp.

and all renewals, replacements or substitutions thereof (the "Collateral"). The Collateral shall be held in Bank's name, subject to Bank's complete control, to secure all present and future obligations of TEAM SCANDIA to Bank, including, but not limited to, those obligations under a Commercial Installment Note in the principal amount of Seven Hundred Nineteen Thousand Seven Hundred Thirty-Two and 80/100 Dollars ($719,732.80), of even date herewith, and all renewals, extensions, amendments or replacements thereof (the "Obligations"). Upon an Event of Default, as such is defined under documents evidencing the Obligations, Bank may at its option and discretion, without further notice or consent, liquidate the Collateral and apply the proceeds thereof to the unpaid balance of the Obligations and retain any excess to secure any unpaid Obligations, or if all Obligations are paid in full to the satisfaction of the Bank, then promptly remit the balance of the Collateral proceeds to Assignor at its address below.

     The Assignor represents and warrants to Bank that the above-referenced CD is owned by Assignor free and clear of all liens or encumbrances, and acknowledges that there shall be no right of withdrawal by the Assignor until the Obligations secured hereby are paid in full to the satisfaction of the Bank.

     The Assignment and the security interest and pledge to Bank shall continue until payment in full of all Obligations in accordance with the terms and conditions of such Obligations and all extensions, renewals, amendments or replacements thereof, whether evidenced by promissory notes or otherwise.

     This Assignment is executed under and shall be construed in accordance with the laws of the State of Indiana. In addition to all rights and remedies of Bank hereunder, Bank shall have all rights of a duly perfected secured creditor under Indiana Law. Notice of acceptance by Bank is hereby waived by the Assignor. This Assignment shall constitute an authorization to Bank to exercise its rights and remedies hereunder irregardless of any time requirements or penalties for the withdrawal of Collateral funds and to execute any and all instruments required for withdrawal under the terms applicable thereto for and on behalf of and without notice to the Assignor.

     The Assignor hereby irrevocably and unconditionally: (a) submits for the Assignor and the Assignor's property in any legal action or proceeding commenced by Bank relating to the enforcement of this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of Indiana, the courts of the United States of America for the Southern District of Indiana, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that the Assignor may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Assignor at its address set forth below or at such other address of which Bank shall have been notified in writing; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     THE ASSIGNOR, AND BANK WITHOUT FURTHER ACCEPTANCE, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT. THIS PROVISION MAY NOT BE WAIVED, CONDITIONED OR MODIFIED EXCEPT IN WRITING SIGNED BY THE DULY AUTHORIZED OFFICERS OF BANK AND ASSIGNOR.

     Executed this 19th day of November, 1998.

                                      "ASSIGNOR"
                                      DOMINION INCOME MANAGEMENT CORP.

                                      By: /s/ Andrew L. Evans
                                          ----------------------------------
                                          Name:
                                          Title:
                                          TIN #: 91-1500766

State of Washington )
                    ) SS:
County of Snohomish )

     Before me, the undersigned, a Notary Public, in and for said County and State, this __ day of November, 1998, personally appeared Andrew L. Evans, as President, of DOMINION INCOME MANAGEMENT CORP., a Washington Corp., and acknowledged the execution of the foregoing Cash Collateral Assignment Note to be his voluntary act and deed on behalf of said entity.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal.


My commission expires:         /s/ Maryjane Miller               [NOTARY
      2-28-2001                ---------------------------        PUBLIC
Residing in said county:                     Notary Public        SEAL]
Snohomish                      Maryjane Miller
                               ---------------------------
                               Printed Name

                              CONTINUING GUARANTY

     In consideration of credit which NATIONAL CITY BANK OF INDIANA, a national banking association ("Bank"), may from time to time extend to TEAM SCANDIA, INC., a Delaware corporation ("Borrower"), the undersigned hereby individually, jointly and severally, and unconditionally guarantees to Bank, its successors and assigns, the payment when due, whether by acceleration or otherwise, without presentment or demand, protest, notice of dishonor, or diligence in collection and with a right of set-off against the undersigned, together with costs of collection and reasonable attorneys' fees and without relief from valuation or appraisement laws, all present and future indebtedness or obligations of Borrower to Bank, including but not limited to, those under a Commercial Installment Note in the principal amount of Seven Hundred Nineteen Thousand Seven Hundred Thirty-Two and 80/100 Dollars ($719,732.80), of even date herewith, all in accordance with the terms and conditions of such indebtedness or obligations and all extensions, renewals, amendments or replacements thereof, whether joint or several, direct or indirect, absolute or contingent, and evidenced by promissory notes, checks, drafts, letters of credit, bills, overdrafts, open accounts or otherwise.

     Bank may from time to time without notice to the undersigned: (a) release any collateral which is security for the indebtedness or obligations of Borrower or any other obligor or substitute or exchange any such collateral, (b) release any maker, co-maker, endorser or guarantor of the indebtedness or obligations of Borrower, (c) release, modify or compromise any liability of Borrower or any other obligor, including the undersigned, or the terms thereof, and (d) apply any amounts paid to it in such order of application and with such marshalling of security as it may, in its sole discretion, determine appropriate; all without the consent of or notice to the undersigned. The liability of the undersigned shall not be released in part or in whole by reason of the foregoing, the addition of co-makers, endorsers, guarantors or sureties, or a failure to perfect any security interest or lien in any collateral securing indebtedness or obligations of Borrower or any other obligor.

     Notice of the acceptance of this Guaranty by Bank and notice to the undersigned by Bank as to the existence or creation of indebtedness or obligations by Borrower to Bank are hereby waived by the undersigned. This Guaranty may be terminated by the undersigned only as to future indebtedness or obligations of Borrower to Bank after the date of receipt by Bank at their principal banking offices of a written notice to such effect. The undersigned hereby waives any and all claims, rights or remedies which the undersigned may now have or hereafter acquire against the Borrower that arises from the undersigned's performance under this Guaranty or is in any way related hereto, including but not limited to, any claim of subrogation, reimbursement, contribution, or indemnification, whether direct or indirect or arising by contract, law, equity or otherwise. Further, the undersigned shall have no right of contribution against other guarantors or right to pursue collection of other indebtedness or obligations of Borrower to the undersigned or security therefore, unless and until Bank shall have received payment in full of all indebtedness and obligations of Borrower.

     The undersigned further agrees that, to the extent that the Borrower makes a payment to Bank, or Bank receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise is required to be repaid to Borrower, its estate, trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred (said payments or repayments being hereinafter referred to as "Recovered Payments"). The undersigned shall defend and indemnify Bank of and from any claim or loss under this paragraph including, without limitation, Bank's attorneys' fees and expenses in the defense of any such action or suit. This Guaranty shall remain in full force and effect until all Borrower's indebtedness has been repaid to Bank; provided however, in the event there are Recovered Payments, this Guaranty shall be reinstated (1) in the amount of the Recovered Payments, interest thereon at the past due rate under the Note accruing from the date of Bank's payment of the Recovered Payments, all costs of Bank's defense to the Recovered Payments and all costs and expenses of collection and enforcement of this Guaranty, including reasonable attorneys' fees; and (2) until any issue or controversy regarding any Recovered Payments is judicially concluded and no right of appeal remains.

     This Guaranty is executed under and shall be construed in accordance with the laws of the State of Indiana, without regard to any conflict of laws provisions, and shall inure to the benefit of Bank and its successors or assigns and shall be binding upon the undersigned and the undersigned's respective heirs, successors, assigns and legal representatives.

     The undersigned hereby irrevocably and unconditionally: (a) submits for the undersigned and the undersigned's property in any legal action or proceeding commenced by Bank relating to the enforcement of this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Indiana, the courts of the United States of America for the Southern District of Indiana, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that the undersigned may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that services of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the undersigned at the undersigned's address set forth below or at such other address of which Bank shall have been notified in writing; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     IN ORDER TO AVOID DELAYS AND MINIMIZE EXPENSE, BANK, BY ITS ACCEPTANCE OF THIS AGREEMENT, AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED WRITING OR ANY AMENDMENT THERETO,

WHETHER NOW EXISTING OR HEREINAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND A COPY OF THIS AGREEMENT MAY BE FILED WITH ANY COURT AS EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     In WITNESS WHEREOF, the undersigned has executed this Guaranty on this 20th day of November, 1998.

                                        "UNDERSIGNED"
                                        AUTOMOTIVE PERFORMANCE GROUP,
                                        INCORPORATED
                                        a(n) Delaware corporation


                                        By: /s/ Tammy M. Powers
                                            ------------------------------
                                            Name: Tammy M. Powers
                                            Title: Chief Financial Officer
                                            TIN #:
                                                   ------------------------
                                            Address: 1207 N. Miller Road
                                                     Tempe, Arizona 85281


State of Arizona  )
                  ) SS:
County of Maricopa)


     Before me, the undersigned, a Notary Public, in and for said County and State, this 20th day of November, 1998, personally appeared Tammy M. Powers, as Chief Financial Officer, of AUTOMOTIVE PERFORMANCE GROUP, INCORPORATED, a(n) Delaware corporation, and acknowledged the execution of the foregoing Continuing Guaranty to be their voluntary act and deed on behalf of said corporation.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal.


My commission expires:                     /s/ Maryanne M. Livingston
June 30, 2001                                  --------------------------
                                               Notary Public
Residing in said county:
Maricopa                                   /s/ Maryanne M. Livingston
                                               --------------------------
                                               Printed Name


                                 OFFICIAL SEAL
                             MARYANNE M. LIVINGSTON
                        Notary Public - State of Arizona
                                MARICOPA COUNTY